UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 25, 2017

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

2105 North State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-0157

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 7.01                                           Regulation FD Disclosure

On July 25, 2017, First Financial Bancorp. (“First Financial”) and MainSource Financial Group, Inc. (“MainSource”) released a presentation to investors about the Transaction (as defined below). The presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                                           Other Events

On July 25, 2017, First Financial and MainSource issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of July 25, 2017, by and between First Financial and MainSource, pursuant to which MainSource will merge with and into First Financial, subject to the terms and conditions set forth therein (the “Transaction”).   A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Additional Information About the Merger

This communication is being made in respect of the proposed merger transaction between First Financial and MainSource. First Financial intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of First Financial and MainSource and a prospectus of First Financial, and each party will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to the First Financial and MainSource shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of First Financial and MainSource are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by First Financial and MainSource with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by First Financial may be obtained free of charge at First Financial’s website at http://www.bankatfirst.com and the documents filed by MainSource may be obtained free of charge at MainSource’s website at https://www.mainsourcebank.com. under the tab “Investor Relations.”   Alternatively, these documents, when available, can be obtained free of charge from First Financial upon written request to First Financial Bancorp, Attention: Shannon M. Kuhl, Chief Legal Officer and Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202 or by calling (877) 322-9530, or from MainSource upon written request to MainSource

Financial Group, Inc., 2105 North State Road 3 Bypass Greensburg, Indiana 47240, Attn: James M. Anderson, Chief Financial Officer, or by calling (812) 663-6734.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the joint proxy statement/prospectus that First Financial and MainSource will file with the SEC.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the merger transaction between First Financial and MainSource, which are subject to numerous assumptions, risks and uncertainties.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Please refer to each of First Financial’s and MainSource’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by First Financial and MainSource with the SEC, risks and uncertainties for First Financial, MainSource and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource’s operations with those of First Financial will be materially delayed or will be more costly or difficult than expected; the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of First Financial’s or MainSource’s shareholders to adopt the merger agreement; diversion of management’s attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on First Financial’s, MainSource’s or the combined company’s respective customer relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.  All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, neither First Financial nor MainSource assumes any obligation to update any forward-looking statement.

Proxy Solicitation

First Financial, MainSource, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from First Financial’s and MainSource’s shareholders in favor of the approval of the merger. Information about the directors and executive officers of First Financial and their ownership of First Financial common stock is set forth in the proxy statement for First Financial’s 2017 annual meeting of shareholders, as previously filed with the SEC on April 13, 2017, and First Financial’s Annual Report on Form 10-K for the year ended December 31, 2016, as previously filed with the SEC on February 24, 2017. Information about the directors and executive officers of MainSource and their ownership of MainSource common stock is set forth in the proxy statement for MainSource’s 2017 annual meeting of shareholders, as previously filed with the SEC on March 24, 2017. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

Item 9.01                                           Financial Statements and Exhibits.

(d)    Exhibits:

99.1                                      Investor presentation, dated July 25, 2017.

99.2                                      Press Release, dated July 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: July 25, 2017	MAINSOURCE FINANCIAL GROUP, INC.

	By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Investor presentation, dated July 25, 2017.

99.2	Press Release, dated July 25, 2017.